Exhibit 10.4

Exhibit 10.4 Stock Option Agreement (Severance Plan Participants) Rev. January 2021 Option No. ATLANTIC CAPITAL BANCSHARES, INC. 2015 STOCK INCENTIVE PLAN Stock Option Agreement (Employees) Name of Participant: Grant Date: Number of Shares Subject to Option: Option Price: Type of Option: Expiration Date: THIS AGREEMENT (together with Schedules A and B attached hereto, this “Agreement”) is made effective as of the ______ day of _______________, ____ (the “Grant Date”) between Atlantic Capital Bancshares, Inc., a Georgia corporation (the “Company”), and _____________________, an Employee of the Company or an Affiliate (the “Participant”). R E C I T A L S : In furtherance of the purposes of the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan, as amended and/or restated (the “Plan”), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows: 1. Incorporation of Plan. The rights and duties of the Company and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously provided to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern, unless the Administrator determines otherwise. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan. 2. Grant of Option; Term of Option. Subject to the terms of this Agreement and the Plan, the Company hereby grants the Participant, as a matter of separate inducement and agreement in connection with his or her employment with or service to the Company, and not in lieu of any salary or other compensation for his or her services, the right and option (the “Option”) to purchase all or any part of an aggregate of ________________ (______) shares (the “Shares”) of the Common Stock (the “Common Stock”), at a purchase price (the “Option Price”) of _______________ Dollars ($_______) per Share. The Option to purchase ____________ (_____) of the Shares shall be designated as an Incentive Option. The Option to purchase ________________ (_____) of the Shares shall be designated as a Nonqualified Option. To the

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 2 extent that the Option is designated as an Incentive Option and such Option does not qualify as an Incentive Option, the Option (or portion thereof) shall be treated as a Nonqualified Option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before _______________ __, _____, (the “Expiration Date”) (such term commencing with the Grant Date and ending on the Expiration Date being referred to as the “Option Period”). 3. Exercise of Option. (a) The Option shall become exercisable on the date or dates and subject to such conditions set forth in the Plan, this Agreement and Schedule A, which is attached hereto and expressly made a part of this Agreement. Notwithstanding anything to the contrary herein, the Protective Covenants contained in the Company’s Executive Severance and Change in Control Plan and related Participation Agreement between the Company and the Participant (such plan and agreement collectively, the “Severance Plan”), a copy of which Severance Plan is attached hereto as Schedule B and incorporated herein by reference, shall remain in full force and effect according to their terms regardless of whether the Participant’s rights under this Agreement have vested or not or have been forfeited or not. (b) To the extent that the Option is exercisable but is not exercised, the Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to expiration of the Option, subject to the terms of the Plan and this Agreement. Upon the exercise of the Option in whole or in part, payment of the Option Price in accordance with the provisions of the Plan and this Agreement, and satisfaction of such other conditions as may be established by the Administrator, the Company shall promptly deliver to the Participant a certificate or certificates for the Shares purchased. The total number of Shares that may be acquired upon exercise of the Option shall be rounded down to the nearest whole share. Payment of the Option Price may be made in cash or cash equivalent; provided that, except where prohibited by the Administrator or any Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made (i) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator; (ii) by shares of Common Stock withheld upon exercise; (iii) by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price; (iv) by such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; or (v) by any combination of the foregoing methods. Shares delivered or withheld in payment of the Option Price shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee. (c) Limitation on Incentive Options. In no event shall there first become exercisable by the Participant in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by the Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 3 4. Effect of Change of Control. (a) Notwithstanding any other provision in the Plan to the contrary (and unless otherwise required pursuant to Code Section 409A), the following provisions shall apply in the event of a Change of Control: (i) To the extent that the successor or surviving company in the Change of Control event does not assume or substitute the Option (or in which the Company is the ultimate parent corporation and does not continue the Option) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as the Option outstanding immediately prior to the Change of Control event, the Option shall become fully vested and exercisable, whether or not then otherwise vested and exercisable. (ii) Further, in the event that the Option is substituted, assumed or continued as provided in Section 4(a) herein, the Option will nonetheless become vested and exercisable in full, if the employment or service of the Participant is terminated within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year (or such other period after a Change of Control as may be stated in the Participant’s employment, change of control, consulting or other similar agreement, if applicable) after the effective date of a Change of Control if such termination of employment or service (i) is by the Company not for Cause or (ii) is by the Participant for Good Reason. For clarification, for the purposes of this Section 4, the “Company” shall include any successor to the Company. (iii) Notwithstanding any other provision of the Plan to the contrary, in the event that the Participant has entered into an employment agreement as of the Effective Date of the Plan or is a participant in the Company’s Change in Control Plan or similar arrangement, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement, Change in Control Plan or other arrangement, and such agreement, Change in Control Plan or other arrangement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon a Change of Control as defined in the Plan. (b) For the purposes herein, except as may be otherwise required, if at all, under Code Section 409A, a “Change of Control” shall be deemed to have occurred on the earliest of the following dates: (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock; (ii) The date of the consummation of (A) a merger, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 4 immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or (iii) The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s shareholders of each new Director was approved by the vote of two- thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period. (For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.) For the purposes of clarity, (i) a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect; and (ii) in no event shall a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act constitute a Change of Control. Notwithstanding the preceding provisions of Section 4(b), in the event that the Option is deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to the Option to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company. 5. Effect of Termination of Employment or Service. The Option shall not be exercised unless the Participant is, at the time of exercise, an Employee and has been an Employee continuously since the date the Option was granted, subject to the following: (a) The employment or service relationship of the Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment or service relationship of the Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether the Participant has incurred a Disability, and, if applicable, the Participant’s Termination Date.

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 5 (b) Subject to the terms of Section 3(c) of the Plan, if the employment or service of the Participant is terminated because of Disability, death, Good Reason (as defined in the Severance Plan or, if the Participant is not a participant in the Severance Plan, as defined in Section 5(b) of this Agreement) or Retirement, any portion of the Option that is unexercised and unvested on the Participant’s Termination Date shall immediately vest and become exercisable. The Option must be exercised, if at all, prior to the close of the Option Period. In the event of the Participant’s death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession. The Option shall cease to qualify for favorable income tax treatment as an incentive stock option under Code Section 422 if (and to the extent) the Option is exercised for Shares (i) more than three months after the date the Participant ceases to be an Employee for any reason other than death or Disability, or (ii) more than 12 months after the date the Participant ceases to be an Employee by reason of Disability. To the extent applicable pursuant to Section 5(b) herein, “Good Reason” shall occur if during the Participant’s employment, the Participant’s employment is materially and adversely altered by the Company, without the Participant’s consent, by: (i) a material reduction in the Participant’s base salary; (ii) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities; or (iii) the relocation of the Participant’s principal place of employment by more than 30 miles from the location at which the Participant is stationed. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. (c) If the employment or service of the Participant is terminated for any reason other than Disability, death, Good Reason, Retirement or for Cause, the Option may be exercised to the extent vested and exercisable on the Participant’s Termination Date. Any unvested portion of the Option shall terminate on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date; or (Y) the close of the Option Period. If the Participant dies following such termination of employment or service and prior to the earlier of the dates specified in (X) or (Y) of this Section 5(c), the Participant shall be treated as having died while employed under Section 5(b) (treating for this purpose the Participant’s date of termination of employment or service as the Termination Date). In the event of the Participant’s death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 6 (d) If the employment or service of the Participant is terminated for Cause, the Option shall lapse and no longer be exercisable as of the Participant’s Termination Date, as determined by the Administrator. The determination of “Cause” shall be made by the Administrator and such determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and the Option, the Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause. 6. No Right of Continued Employment or Service; Forfeiture of Option; No Right to Future Awards. Neither the Plan, this Agreement, the grant of the Option nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ or service of the Company or an Affiliate or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or this Agreement or as may be determined by the Administrator, all rights of the Participant with respect to the Option shall terminate upon termination of the Participant’s employment or service with the Company or an Affiliate. The Participant acknowledges and agrees that the Company has no obligation to advise the Participant of the expiration of the Option. The grant of the Option does not create any obligation to grant further awards. 7. Nontransferability of Option. To the extent that this Option is designated as an Incentive Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. To the extent that this Option is designated as a Nonqualified Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentences, the Option shall be exercisable during the Participant’s lifetime only by him or by the Participant’s guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. 8. Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Company with respect to the grant of the Option, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement does not supersede or amend the Severance Plan or any existing confidentiality agreement, non-competition agreement, non-solicitation agreement, employment agreement, consulting agreement or any other similar agreement between the Participant and the Company, including but not limited to any restrictive covenants contained in such agreements, which shall remain in full force and effect and enforceable in accordance with their terms. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns. 9. Representations and Warranties of Participant. The Participant represents and warrants to the Company that:

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 7 (a) Agrees to Terms of the Plan and Agreement. The Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement and agrees to be bound by their terms and conditions. (b) Tax Consequences. The Participant acknowledges that he or she is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with the Option (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold the Participant harmless from any or all such taxes. The Participant further acknowledges that the Company has made no warranties or representations to the Participant with respect to the tax consequences (including but not limited to income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon acquisition or disposition of the Shares subject to the Option and that the Participant should consult a tax advisor prior to such acquisition or disposition. The Participant acknowledges that he or she has been advised that he or she should consult with his or her own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Company has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant. 10. Restrictions on Option and Shares. (a) Other Agreements. As a condition to the issuance and delivery of the Shares subject to the Option, or the grant of any benefit pursuant to the terms of the Plan, the Company may require the Participant or other person to become a party to this Agreement, any shareholders’ agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Company, voting agreement and/or employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, the Participant or other holder of the Shares shall be permitted to transfer such Shares only if such transfer is in accordance with the terms of the Plan, this Agreement, any shareholders’ agreement and any other applicable agreements. The acquisition of the Shares by the Participant or any other holder of the Shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such Shares to the restrictions described in the Plan, this Agreement, any shareholders’ agreement and any other applicable agreements. (b) Compliance with Applicable Law. The Company may impose such restrictions on the Option, the Shares and any other benefits underlying the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws or other laws applicable to such securities. Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock, make any other distribution of benefits or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company is under no obligation to

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 8 register the Shares with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company shall have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate for Shares issued pursuant to the Option in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel. 11. Certain Changes in Status. The Participant acknowledges that the Administrator has the sole discretion to determine (taking into account any Code Section 409A considerations), at any time, the effect, if any, on the Option (including but not limited to modifying the vesting and/or exercisability of the Option) of any changes in the Participant’s status (other than termination) as an Employee, including but not limited to a change from full-time to part- time, or vice versa, or other similar changes in the nature or scope of the Participant’s employment or service. 12. Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be construed and enforced according to the laws of the State of Georgia, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States. The Company and the Participant agree that any dispute arising from this Agreement shall be resolved only in a state or federal court sitting in Fulton County, Georgia, which shall have exclusive jurisdiction over any such dispute. The Company and the Participant consent to the personal jurisdiction and waive any objection to jurisdiction or venue in any such court. 13. Amendment and Termination; Waiver. Subject to the terms of the Plan, this Agreement may be amended, altered, suspended and/or terminated at any time, prospectively or retroactively, by the Administrator; provided, however, that any such amendment, alteration, suspension or termination of the Option shall not, without the written consent of the Participant, materially adversely affect the rights of the Participant with respect to the Option. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws). The Administrator also shall have unilateral authority to make adjustments to the terms and conditions of the Option in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law. The waiver by the Company of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant. 14. No Rights as a Shareholder. The Participant and the Participant’s legal representatives, legatees, distributees or transferees shall not be deemed to be the holder of any Shares subject to the Option and shall not have any rights of a shareholder unless and until certificates for such Shares have been issued and delivered to him or them.

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 9 15. Withholding. The Participant acknowledges that the Company shall require the Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Option and delivery of the Shares or any other benefit, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit the Participant to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to the Option, by electing (the “election”) to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or have the Company withhold shares of Common Stock from the Shares to which the Participant is otherwise entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator. 16. Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement shall be final and binding. 17. Notices. Except as may be otherwise provided by the Plan or determined by the Administrator, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated in the Company’s records, or if to the Company, at the Company’s principal office. 18. Severability. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. To the extent any provision of this Agreement or a Prohibited Activity (as defined herein) is deemed to be unenforceable as written but could be made enforceable by way of modification or reformation, then it is the intent of the parties that such provision be modified or reformed to make it enforceable to the fullest extent permitted by law. 19. Notice of Disposition. To the extent that the Option is designated as an Incentive Option, if Shares of Common Stock acquired upon exercise of the Option are disposed of within two years following the date of grant or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 10 20. Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or other benefit otherwise payable to or on behalf of the Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable, and, by entering into this Agreement, the Participant shall be deemed to have consented to such reduction. 21. Forfeiture of Option. (a) Notwithstanding any other provision of this Agreement, if, at any time during the employment or service of the Participant or during the 12-month period following termination of employment or service (regardless of whether such termination was by the Company or the Participant, and whether voluntary or involuntary or with or without Cause or Good Reason), the Participant engages in a Prohibited Activity (as defined herein), then the Option shall immediately be terminated (to the extent not otherwise already terminated) and all of Participant’s rights under this Agreement shall be forfeited in their entirety. (b) For the purposes herein, a “Prohibited Activity” shall mean the Participant’s violation of any of the Protective Covenants, as set forth in Section 7 of the Severance Plan or any successor provision thereto. (c) Notwithstanding the provisions of Section 21(a) herein, the waiver by the Company in any one or more instances of any rights afforded to the Company pursuant to the terms of Section 21(a) herein shall not be deemed to constitute a further or continuing waiver of any rights the Company may have pursuant to the terms of this Agreement or the Plan (including but not limited to the rights afforded the Company in Section 20 herein). 22. Compliance with Recoupment, Ownership and Other Policies or Agreements. As a condition to receiving this Option, the Participant agrees that he or she shall abide by all provisions of any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company, each as in effect from time to time and to the extent applicable to the Participant. In addition, the Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply to him or her under Applicable Law. 23. Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement. [Signature Page Follows]

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Company and by the Participant effective as of the day and year first above written. ATLANTIC CAPITAL BANCSHARES, INC. PARTICIPANT By: By: Printed Name: Printed Name: Title: Attest: Secretary [Corporate Seal]

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 ATLANTIC CAPITAL BANCSHARES, INC. 2015 STOCK INCENTIVE PLAN Stock Option Agreement (Employees) SCHEDULE A Date Option granted: , Date Option expires: , Number of Shares subject to Option: shares Option Price (per Share): $ Type of Option: Incentive Option Nonqualified Option Date Installment First Exercisable Percentage of Option Which Is Exercisable

Stock Option Agreement (Severance Plan Participants) Rev. January 2021 ATLANTIC CAPITAL BANCSHARES, INC. 2015 STOCK INCENTIVE PLAN Stock Option Agreement (Employees) SCHEDULE B Atlantic Capital Bancshares, Inc. Executive Severance and Change in Control Plan (Including Participation Agreement) [Attached]